UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2022

JUPITER WELLNESS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUPW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants,each exercisable for one share of Common Stock at $8.50 per share	JUPWW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Amendment to Asset Purchase Agreement

As previously disclosed in its Form 8-K filed with Securities and Exchange Commission on June 27, 2022, Jupiter Wellness, Inc. (the “Company”), is party to that certain Asset Purchase Agreement (the “Purchase Agreement”) with Applied Biology Inc. (“Seller,” and together with the Company, the “Parties”). On August 22, 2022 (the “Effective Date”), the Parties made and entered into a First Amendment to the Purchase Agreement (the “Amendment”) pursuant to which the purchase price provision was altered. In lieu of the 2,000,000 shares of the Company’s restricted common stock originally provided for, the aggregate purchase price is now $200,000, payable as follows: (1) $100,000 upon the Effective Date and (2) $100,000 within 60 days of the Effective Date.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed in its Form 8-K filed on July 26, 2022, the Company entered into a Forbearance and Settlement Agreement with Benuvia, Inc. (f/k/a Next Frontier Pharmaceuticals, Inc.), a Delaware corporation (“Benuvia”), Benuvia’s parent company, Next Frontier Holdings, Inc., a Delaware corporation, and Benuvia’s subsidiary companies, Benuvia Manufacturing, Inc., a Delaware corporation, Benuvia Therapeutics, LLC, a Delaware limited liability company, Benuvia Manufacturing, LLC, a Delaware limited liability company, and Benuvia Therapeutics IP LLC, a Delaware limited liability company (collectively, the “Debtors”), pursuant to which the Company agreed to forbear from exercising any rights and remedies against the Debtors in exchange for certain cash payments. It has since come to the Company’s attention that on August 18, 2022, there was a public sale of all of the Debtors’ personal property assets, which assets were pledged as collateral (the “Collateral”) to Benuvia Holdings, LLC. As the aggregate purchase for the Collateral was $8,100,000, and the amount due to Benuvia Holdings, LLC, as of August 4, 2022 was in excess of $33,105,000, the Company did not receive any proceeds from the asset sale.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2022

JUPITER WELLNESS, INC.

By:	/s/ Brian John
Brian John
Chief Executive Officer